TCG | BDC

CARLYLE GLOBAL CREDIT

# Quarterly Earnings Presentation

## Quarter Ended December 31, 2017

THE CARLYLE GROUP

GLOBAL ALTERNATIVE ASSET MANAGEMENT

# Disclaimer and Forward-Looking Statement

This presentation (the "Presentation") has been prepared by TCG BDC, Inc. (together with its consolidated subsidiaries, "we," "us," "our," "TCG BDC" or the "Company") (NASDAQ: CGBD) and may only be used for informational purposes only. This Presentation should be viewed in conjunction with the earnings conference call of the Company held on February 28, 2018 and the Company's Annual Report on Form 10-K for the year ended December 31, 2017. The information contained herein may not be used, reproduced, referenced, quoted, linked by website, or distributed to others, in whole or in part, except as agreed in writing by the Company.

This Presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

This Presentation provides an overview of the Company and is not intended to be taken by, and should not be taken by, any individual recipient as investment advice, a recommendation to buy, hold or sell, or an offer to sell or a solicitation of offers to purchase, our common stock or any other securities that may be issued by the Company, or as legal, accounting or tax advice. An investment in securities of the type described herein presents certain risks.

This Presentation may contain forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as "anticipates," "believes," "expects," "intends," "will," "should," "may," "plans," "continue," "believes," "seeks," "estimates," "would," "could," "targets," "projects," "outlook," "potential," "predicts" and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There may be events in the future, however, that we are not able to predict accurately or control. You should not place undue reliance on these forward-looking statements, which speak only as of the date on which we make them. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled "Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements" in filings we make with the Securities and Exchange Commission (the "SEC"), and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Information throughout the Presentation provided by sources other than the Company (including information relating to portfolio companies) has not been independently verified and, accordingly, the Company makes no representation or warranty in respect of this information.

The following slides contain summaries of certain financial and statistical information about the Company. The information contained in this Presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this Presentation.

TCG BDC is managed by Carlyle Global Credit Investment Management L.L.C. (the "Investment Adviser"), an SEC-registered investment adviser and a wholly owned subsidiary of The Carlyle Group L.P. (together with its affiliates, "Carlyle").

This Presentation contains information about the Company and certain of its affiliates and the Company's historical performance. You should not view information related to the past performance of the Company as indicative of the Company's future results, the achievement of which is dependent on many factors, many of which are beyond the control of the Company and the Investment Adviser and cannot be assured. There can be no assurances that future dividends will match or exceed historic rates or will be made at all. Further, an investment in the Company is discrete from, and does not represent an interest in, any other Carlyle entity. Nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance of the Company or any other Carlyle entity.

# Summary of Quarterly Results

## Quarter Ended December 31, 2017

- New investment fundings[1] for the quarter ended December 31, 2017 were $282 million and sales and repayments totaled $289 million
- The investment portfolio of our joint venture, Middle Market Credit Fund, LLC ("Credit Fund"), increased to $985 million at fair value as of December 31, 2017, as compared to $823 million at fair value as of September 30, 2017. For the quarter ended December 31, 2017, Credit Fund's new investment fundings[1] were $250 million and sales and repayments totaled $84 million, resulting in a net portfolio increase of $166 million
- Credit Fund produced a 13.9% annualized yield[2] to the Company for the quarter ended December 31, 2017
- Net investment income for the quarter ended December 31, 2017 was $0.43 per share, as compared to $0.41 per share for the quarter ended September 30, 2017[3]
- The Company paid a fourth quarter regular dividend of $0.37 per share and a special dividend of $0.12 per share, representing an annualized dividend yield of 8.1% (10.7% including special dividend)[4]
- Net asset value per share was $18.12 as of the quarter ended December 31, 2017, down from $18.18 per share as of September 30, 2017

(1) At par/principal and excluding net change in unfunded commitments. Origination activity and resulting capital deployment is dependent on the Investment Adviser's ability to identify investment opportunities. There can be no guarantee that appropriate opportunities will be identified and if they are, that the Investment Adviser will be selected to originate any or all such opportunities. (2) The annualized Credit Fund yield is calculated by dividing the dividend income by the weighted average of the Company's investment in the subordinated loans of Credit Fund over the quarter and annualizing over 4 periods. (3) Net investment income per share is based on the weighted average shares outstanding during the respective period. (4) The annualized dividend yield is calculated by dividing the declared dividend by the weighted average net asset value for the quarter and annualizing over 4 periods. There can be no assurance that we will continue to earn income at this rate and our income may decline.

# Portfolio Highlights – New Originations

## Originations & Net Funds Growth

| *(Dollar amounts in thousands and based on par/principal)* | Q4 2016 | Q1 2017 | Q2 2017 | Q3 2017 | Q4 2017 |
|---|---|---|---|---|---|
| **Originations and Net Investment Activity** | | | | | |
| Investment Fundings | 174,739 | 154,441 | 614,154 | 316,595 | 281,725 |
| Unfunded Commitments, Net Change | (4,356) | 11,291 | 36,575 | 24,190 | (13,449) |
| Sales and Repayments | (145,348) | (194,003) | (281,258) | (68,370) | (289,125) |
| Net Investment Activity | 25,035 | (28,271) | 369,471 | 272,415 | (20,849) |
| **Total Investment Portfolio at Fair Value[1]** | | | | | |
| First Lien Debt | 67.16% | 65.85% | 63.49% | 64.15% | 65.75% |
| First Lien, Last-out Unitranche Debt | 12.93% | 12.10% | 10.38% | 11.74% | 12.08% |
| Second Lien Debt | 12.08% | 11.61% | 14.58% | 13.69% | 12.51% |
| Structured Finance Obligations | 0.37% | 0.20% | 0.15% | 0.13% | — |
| Equity Investments | 0.46% | 0.61% | 0.62% | 0.69% | 0.89% |
| Investment Fund / Credit Fund | 7.00% | 9.63% | 10.78% | 9.60% | 8.77% |
| **Credit Fund[2] Originations and Net Investment Activity** | | | | | |
| Investment Fundings | 159,361 | 151,204 | 279,527 | 99,092 | 249,896 |
| Unfunded Commitments, Net Change | (4,698) | 1,651 | 15,634 | 17,695 | 7,114 |
| Sales and Repayments | (13,851) | (30,094) | (36,998) | (73,960) | (84,373) |
| Net Investment Activity | 140,812 | 122,761 | 258,163 | 42,827 | 172,640 |

Please refer to the Company's Form 10-K for the year ended on December 31, 2017 ("Form 10-K") for more information. No assurance is given that the Company will continue to achieve comparable results. (1) At quarter end. (2) Credit Fund is an unconsolidated Delaware limited liability company. The Company and Credit Partners USA LLC each has 50% economic ownership of Credit Fund and has commitments to fund, from time to time, capital of up to $400 million each. Funding of such commitments generally requires the approval of the board of Credit Fund, including the board members appointed by the Company.

THE CARLYLE GROUP

# Investment Portfolio Overview

## Total Fair Value of Investments at December 31, 2017 of $1,968 million



Fair Value of Investments
$2,500
$2,000
$1,500
$1,000
$500
$0
($, millions)
$318
$419
$504
$699
$789
$913
$976
$1,053
$1,145
$1,201
$1,383
$1,423
$1,393
$1,719
$1,964
$1,968
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17
Q4 '17
First Lien
First Lien Last Out
Second Lien
Mezzanine
Structured Finance Obligations
Equity
Investment Fund

Note: At quarter end. (1) Fair value of investments is subject to change. Past performance is no guarantee of future results. Fair value is determined in good faith by or under the direction of the Company's board of directors pursuant to the Company's valuation policy. Refer to Note 2 (Significant Accounting Policies) and Note 3 (Fair Value Measurements) to the consolidated financial statements in Part I, Item 1 of the Company's Form 10-K for details on fair value measurements.

THE CARLYLE GROUP

# Investment Portfolio Overview – TCG BDC and Credit Fund

## Total Fair Value of Investments of TCG BDC and Credit Fund at December 31, 2017 of $2,780 million[1]



Fair Value of Investments[1]
($, millions)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$318
$419
$504
$699
$789
$913
$976
$1,053
$1,145
$1,331
$1,618
$1,761
$1,817
$2,334
$2,599
$2,780
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17
Q4'17
First Lien
First Lien Last Out
Second Lien
Mezzanine
Structured Finance Obligations
Equity
Investment Fund
MMCF

Note: At quarter end. Fair value of investments is subject to change. Past performance is no guarantee of future results. Fair value is determined in good faith by or under the direction of the Company's board of directors pursuant to the Company's valuation policy. Refer to Note 2 (Significant Accounting Policies), Note 3 (Fair Value Measurements), and Note 5 (Middle Market Credit Fund, LLC) to the consolidated financial statements in Part 1, Item 1 of the Company's Form 10-K for details on fair value measurements.

(1) Total fair value of investments of TCG BDC and Credit Fund is the sum of the fair value of investments of TCG BDC and Credit Fund excluding investments by TCG BDC in Credit Fund. As of December 31, 2017, the fair value of TCG BDC's investment in Credit Fund was $172.5mm.

# Portfolio Summary – TCG BDC and Credit Fund

## As of December 31, 2017

### Portfolio Characteristics

| | TCG BDC | Credit Fund |
|---|---|---|
| Total Investments and Commitments ($mm) | $2,086 | $1,057 |
| Unfunded Commitments ($mm) | $118 | $72 |
| Investments at Fair Value ($mm) | $1,968 | $985 |
| Yield at Cost of Investments[1] (%) | 8.86% | 6.80% |
| Yield at Fair Value of Investments[1] (%) | 8.90% | 6.79% |
| Number of Investments | 107 | 57 |
| Number of Portfolio Companies | 90 | 51 |
| Floating / Fixed (%) | 99% / 1% | 100% / 0% |

### Diversification by Borrower



82 Investments
45%
TCG BDC
9%
24%
22%
31%
Credit Fund
36%
32 Investments
33%
Top 10 Investments
Next 11 – 25 Investments
Remaining Investments
Credit Fund

### Asset Mix



12.1%
12.5%
0.9%
TCG BDC
8.8%
65.7%
Credit Fund
96.2%
3.2%
0.6%
First Lien Debt
Second Lien Debt
Equity
Investment Fund (Credit Fund)
First Lien, Last Out

### Industry



32%
3%
3%
4%
4%
6%
8%
9%
10%
12%
9%
TCG BDC
4%
4%
4%
4%
5%
6%
7%
11%
12%
13%
30%
Credit Fund
Healthcare & Pharma
Financial Services
Telecom
Durable Goods
Auto
Energy: Electricity
High Tech
Consumer Services
Aerospace & Defense
Investment Fund (Credit Fund)
Environmental
Business Services
Transportation: Cargo
Media
Capital Equipment
Other

(1) Weighted average yields include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of period end. Actual yields earned over the life of each investment could differ materially from the yields presented above. Weighted average yields for TCG BDC do not include TCG BDC's investment in Credit Fund.

# Credit Quality of Investments

- Fundamental credit quality at December 31, 2017 remains strong with 1 borrower on non-accrual status, representing less than 2% of total debt investments at fair value and amortized cost
- Approximately 98% of investments in our debt investment portfolio continue to have an Internal Risk Rating of 1 through 4 as of December 31, 2017

## Portfolio Risk Ratings

*(Dollar amounts in millions)*

| | December 31, 2017 | | September 30, 2017 | | June 30, 2017 | |
|---|---|---|---|---|---|---|
| Internal Risk Rating | Fair Value | % of Fair Value | Fair Value | % of Fair Value | Fair Value | % of Fair Value |
| 1 | 73.7 | 4.15% | 75.1 | 4.27% | 41.9 | 2.76% |
| 2 | 1,399.6 | 78.74% | 1,376.0 | 78.20% | 1,150.8 | 75.67% |
| 3 | 170.2 | 9.57% | 187.7 | 10.67% | 182.5 | 12.00% |
| 4 | 103.3 | 5.81% | 84.1 | 4.78% | 127.5 | 8.38% |
| 5 | 30.7 | 1.73% | 36.6 | 2.08% | 18.1 | 1.19% |
| 6 | - | 0.00% | - | 0.00% | - | 0.00% |
| Total | 1,777.5 | 100.00% | 1,759.5 | 100.00% | 1,520.8 | 100.00% |

| Rating | Definition |
|---|---|
| 1 | **Performing – Low Risk:** Borrower is operating more than 10% ahead of the Base Case |
| 2 | **Performing – Stable Risk:** Borrower is operating within 10% of the Base Case (above or below). This is the initial rating assigned to all new borrowers |
| 3 | **Performing – Management Notice:** Borrower is operating more than 10% below the Base Case. A financial covenant default may have occurred, but there is a low risk of payment default |
| 4 | **Watch List:** Borrower is operating more than 20% below the Base Case and there is a high risk of covenant default, or it may have already occurred. Payments are current although subject to greater uncertainty, and there is moderate to high risk of payment default |
| 5 | **Watch List – Possible Loss:** Borrower is operating more than 30% below the Base Case. At the current level of operations and financial condition, the borrower does not have the ability to service and ultimately repay or refinance all outstanding debt on current terms. Payment default is very likely or may have occurred. Loss of principal is possible |
| 6 | **Watch List – Probable Loss:** Borrower is operating more than 40% below the Base Case, and at the current level of operations and financial condition, the borrower does not have the ability to service and ultimately repay or refinance all outstanding debt on current terms. Payment default is very likely or may have already occurred. Additionally, the prospects for improvement in the borrower's situation are sufficiently negative that impairment of some or all principal is probable |

# Financial Performance Summary

| *(Dollar amounts in thousands, except per share data)* | Q4 2016 | Q1 2017 | Q2 2017 | Q3 2017 | Q4 2017 |
|---|---|---|---|---|---|
| Net Investment Income Per Share | 0.45 | 0.46 | 0.47 | 0.41 | 0.43 |
| Net Realized & Unrealized Appreciation (Depreciation) Per Share | (0.02) | (0.07) | (0.13) | 0.00 | 0.01 |
| Net Income Per Share | 0.43 | 0.39 | 0.34 | 0.41 | 0.44 |
| Dividends Paid Per Share | 0.48 | 0.41 | 0.37 | 0.37 | 0.49 |
| **Net Asset Value Per Share** | **18.32** | **18.30** | **18.14** | **18.18** | **18.12** |

| | | | | | |
|---|---|---|---|---|---|
| Weighted Average Shares Outstanding for the Period (in thousands) | 40,707 | 41,707 | 45,978 | 61,840 | 62,143 |
| Shares Outstanding at End of Period (in thousands) | 41,702 | 41,708 | 61,406 | 61,860 | 62,208 |

| | | | | | |
|---|---|---|---|---|---|
| Total Fair Value of Investments | 1,422,759 | 1,392,545 | 1,719,473 | 1,964,117 | 1,967,531 |
| Number of Portfolio Companies | 86 | 82 | 86 | 92 | 90 |
| Average Size of Investment in Portfolio Company (Notional)[1] | 17,755 | 18,275 | 20,459 | 22,774 | 22,237 |
| Weighted Average all-in Yield on Investments at Amortized Cost[2] | 8.19% | 8.33% | 8.63% | 8.61% | 8.86% |
| Weighted Average all-in Yield on Investments at Fair Value[2] | 8.23% | 8.35% | 8.68% | 8.66% | 8.90% |

| | | | | | |
|---|---|---|---|---|---|
| **Net Assets** | 764,137 | 763,318 | 1,113,743 | 1,124,353 | 1,127,304 |
| **Debt** | 692,734 | 661,508 | 602,547 | 849,770 | 833,946 |
| **Debt To Equity at Quarter End** | 0.91x | 0.87x | 0.54x | 0.76x | 0.74x |

Note: The net asset value per share and dividends declared per share are based on the shares outstanding at each respective quarter-end. Net investment income per share and net change in realized and unrealized appreciation (depreciation) per share are based on the weighted average number of shares outstanding for the period.
(1) For equity investments with no stated par amount, includes total funded amount. Includes unfunded commitments.
(2) Weighted average yields include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of each respective period end. Actual yields earned over the life of each investment could differ materially from the yields presented above.

# Quarterly Statements of Financial Condition

| (Dollar amounts in thousands, except per share data) | Q4 2016 | Q1 2017 | Q2 2017 | Q3 2017 | Q4 2017 |
|---|---|---|---|---|---|
| **Assets** | | | | | |
| Investments at Fair Value (Non-Controlled/Non-Affiliated) | 1,323,102 | 1,249,566 | 1,520,997 | 1,760,611 | 1,779,584 |
| Investments at Fair Value (Non-Controlled/Affiliated) | — | 8,858 | 13,165 | 14,959 | 15,431 |
| Investments at Fair Value (Controlled/Affiliated) | 99,657 | 134,121 | 185,311 | 188,547 | 172,516 |
| Total Investments at Fair Value | 1,422,759 | 1,392,545 | 1,719,473 | 1,964,117 | 1,967,531 |
| Cash & Cash Equivalents | 38,489 | 44,874 | 28,159 | 35,149 | 32,039 |
| Receivable From Investment Sold | 19,750 | 11,874 | — | — | 7,022 |
| Deferred Financing Costs | 3,308 | 3,221 | 3,629 | 3,734 | 3,626 |
| Interest Receivable Non-Controlled/Non-Affiliated/Affiliated Investments | 3,407 | 3,272 | 4,358 | 4,892 | 5,108 |
| Interest & Dividend Receivable From Controlled/Affiliated Investments | 2,400 | 3,048 | 3,996 | 5,528 | 5,981 |
| Prepaid Expenses & Other Assets | 42 | 159 | 146 | 55 | 76 |
| **Total Assets** | 1,490,155 | 1,458,993 | 1,759,761 | 2,013,475 | 2,021,383 |
| **Liabilities** | | | | | |
| Payable for Investment Purchased | — | — | 4,996 | — | 9,469 |
| Secured Borrowings | 421,885 | 390,608 | 331,597 | 578,769 | 562,893 |
| 2015-1 Notes Payable, Net of Unamortized Debt Issuance Costs | 270,849 | 270,900 | 270,950 | 271,001 | 271,053 |
| Due to Investment Adviser | 215 | 86 | 118 | 102 | 69 |
| Interest & Credit Facility Fees Payable | 3,599 | 3,703 | 3,830 | 4,792 | 5,353 |
| Dividend Payable | 20,018 | 17,100 | 22,720 | 22,888 | 30,481 |
| Base Management & Incentive Fees Payable | 8,157 | 11,764 | 9,132 | 9,986 | 13,098 |
| Administrative Service Fees Payable | 137 | 115 | 120 | 100 | 95 |
| Offering Costs Payable | -- | -- | 1,128 | 36 | — |
| Other Accrued Expenses & Liabilities | 1,158 | 1,399 | 1,427 | 1,448 | 1,568 |
| **Total Liabilities** | 726,018 | 695,675 | 646,018 | 889,122 | 894,079 |
| **Net Assets** | 764,137 | 763,318 | 1,113,743 | 1,124,353 | 1,127,304 |
| **Total Liabilities & Net Assets** | 1,490,155 | 1,458,993 | 1,759,761 | 2,013,475 | 2,021,383 |
| **Net Asset Value Per Share** | $18.32 | $18.30 | $18.14 | $18.18 | $18.12 |

Please refer to the Company's Form 10-K for more information.

# Quarterly Operating Results

| (Dollar amounts in thousands) | Q4 2016 | Q1 2017 | Q2 2017 | Q3 2017 | Q4 2017 |
|---|---|---|---|---|---|
| Interest Income | 28,645 | 28,354 | 30,526 | 34,740 | 40,345 |
| Payment-In-Kind Interest Income | — | — | — | 778 | 279 |
| Income From Credit Fund | 2,454 | 3,209 | 4,172 | 5,812 | 6,260 |
| Other Income | 2,057 | 2,536 | 4,046 | 1,318 | 2,626 |
| Total Investment Income | 33,156 | 34,099 | 38,744 | 42,648 | 49,510 |
| | | | | | |
| Management Fees (Net Of Waiver) | 3,570 | 3,417 | 3,771 | 4,666 | 7,473 |
| Incentive Fees[1] | 4,587 | 4,777 | 5,361 | 5,321 | 5,625 |
| Interest Expense & Credit Facility Fees | 5,421 | 5,537 | 6,267 | 6,443 | 8,246 |
| Other Expenses | 1,229 | 1,093 | 1,897 | 1,138 | 1,555 |
| Excise Tax Expense | — | 169 | — | — | 95 |
| Net Expenses | 14,807 | 14,992 | 17,297 | 17,568 | 22,994 |
| **Net Investment Income** | **18,349** | **19,107** | **21,448** | **25,080** | **26,516** |
| Net Realized and Change in Unrealized Gains & Losses | (953) | (2,934) | (5,947) | 463 | 467 |
| **Net Income** | **17,396** | **16,173** | **15,501** | **25,543** | **26,983** |

(1) Effective October 1, 2017, the Investment Adviser agreed to charge 17.5% instead of 20% (waiving 2.5%) with respect to the entire calculation of the incentive fee.
Note: There can be no assurance that we will continue to earn income at this rate and our income may decline. If our income declines, we may reduce the dividend we pay and the yield you earn may decline. Refer to the consolidated financial statements included in Part 1, Item 1 of the Company's Form 10-K for additional details.

# Net Asset Value Per Share Bridge

## Quarter Ended December 31, 2017



18.18
0.43
(0.37)
(0.12)
0.00
18.12
September 30, 2017 NAV
Net Investment Income
Total Dividend Declared
Net Change in Realized and Unrealized Appreciation (Depreciation)
December 31, 2017 NAV

Note: The net asset value per share and dividends declared per share are based on the shares outstanding at each respective quarter-end. Net investment income per share and net change in realized and unrealized appreciation (depreciation) per share are based on the weighted average number of shares outstanding for the period.

# Senior Secured Credit Facilities & Unfunded Commitments

## Terms & Conditions

| Credit Facility[1] | |
|---|---|
| Size | $413.0 million committed |
| Tenor | 5 years (4 year revolving); maturity date 3/21/2022 |
| Pricing | LIBOR + 225 bps / 37.5 bps unused fee |
| **SPV Credit Facility[1]** | |
| Size | $400.0 million committed |
| Tenor | 5 years (3 years revolving); maturity date 5/23/2022 |
| Pricing | LIBOR + 200 bps / 50-75 bps unused fee |
| **Carlyle GMS Finance MM CLO 2015-1 LLC Notes** | |
| Size | $273.0 million |
| Maturity Date | 7/15/2027 |
| Weighted Average Interest Rate | 344bps[2] |
| **Credit Fund Sub Facility[1,3]** | |
| Size | $640.0 million committed |
| Tenor | 6 years (3 years revolving); maturity date 5/22/2023 |
| Pricing | LIBOR + 250 bps / 50-75 bps unused fee |
| **MMCF CLO 2017-1 LLC Notes[4]** | |
| Size | $352.0 million |
| Maturity Date | 1/15/2028 |
| Weighted Average Interest Rate | 328bps[2] |

### Debt on Company's Balance Sheet as of December 31, 2017



$1,200
$1,000
$800
$600
$400
$200
$0
$836
$1,086
Leverage Utilized
Leverage Available

### Unfunded Commitments

| | Par Value as of | |
|---|---|---|
| *(Dollar amounts in thousands)* | December 31, 2017 | September 30, 2017 |
| Unfunded Delayed Draw Commitments | $ 78,991 | $ 94,140 |
| Unfunded Revolving Term Loan Commitments | 39,383 | 37,683 |
| **Total Unfunded Commitments** | **118,374** | **131,823** |

(1) Size represents maximum principal amount of the Facility and is subject to availability under the Facility, which is based on certain advance rates multiplied by the value of the Company's portfolio investments (subject to certain concentration limitations) net of certain other indebtedness that the Company may incur in accordance with the terms of the Facility. Middle Market Credit Fund SPV, LLC (the "Credit Fund Sub"), a Delaware limited liability company, was formed on April 5, 2016. Credit Fund Sub is a wholly-owned subsidiary of Credit Fund and is consolidated in Credit Fund's consolidated financial statements commencing from the date of its formation. (2) Weighted average interest rate, including amortization of debt issuance costs on the 2015-1 notes and 2017-1 notes, respectively, for the quarter ended December 31, 2017. (3) Credit Fund closed on June 24, 2016 on a revolving credit facility, the Credit Fund Facility, from which Credit Fund may from time to time request mezzanine loans from the Company. The maximum principal amount of the Credit Fund Facility is $175mm. (4) MMCF CLO 2017-1 LLC Notes are a wholly owned and consolidated subsidiary of Credit Fund.

# Liquidity and Investment Capacity

- **Cash and Cash Equivalents**
  - Cash and cash equivalents totaled $32.0 million as of December 31, 2017
- **Credit Facilities - Availability**
  - Credit Facility – in November 2017, the aggregate amount of the commitments under the Credit Facility were increased by $30.0 million from lenders. As of December 31, 2017, subject to leverage and borrowing base restrictions, we had approximately $137.5 million of remaining unfunded commitments and approximately $137.5 million of availability on this $413.0 million revolving credit facility
  - SPV Credit Facility – as of December 31, 2017, subject to leverage and borrowing base restrictions, we had approximately $112.6 million of remaining unfunded commitments and approximately $26.3 million of availability on this $400.0 million revolving credit facility

# Common Stock and Dividend Information

## Common Stock Data

| Quarter Ended | High | Low | End of Period |
|---|---|---|---|
| December 31, 2017 | $20.04 | $17.04 | $20.04 |
| September 30, 2017 | $18.89 | $18.00 | $18.82 |
| June 30, 2017 | $18.49 | $18.01 | $18.01 |

- On February 26, 2018, our Board of Directors declared a quarterly dividend of $0.37 per share, which is payable on April 17, 2018 to stockholders of record as of March 29, 2018

## Historical Dividend Data



4.76%
5.52%
9.23%
8.17%
8.58%
9.03%
8.91%
13.00%
9.26%
9.23%
9.37%
10.64%
9.07%
8.22%
7.86%
9.78%
$0.19
$0.27
$0.44
$0.35
$0.37
$0.37
$0.42
$0.18
$0.40
$0.40
$0.40
$0.40
$0.07
$0.41
$0.41
$0.37
$0.37
$0.12
$0.37
Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17
Dividend
Special Dividend
Annualized Dividend Yield (1)

Note: Historical dividend data for dividends declared prior to the period shown are available on the Company's website at tcgbdc.com No dividend was declared in 2013. There can be no assurance that the Company will continue to achieve comparable results.
(1) For dividends declared prior to the IPO (June 14, 2017), annualized dividend yield is calculated by dividing the declared dividend by the weighted average of the net asset value at the beginning of the quarter and the capital called during the quarter and annualizing over 4 periods. For dividends declared after the IPO, annualized dividend yield is calculated by dividing the declared dividend by the closing market price for the quarter and annualizing over 4 periods.